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                                                                   EXHIBIT 10.7


                               PURCHASE AGREEMENT

THIS AGREEMENT is entered into on the 1st day of March, 1994 by and between Radio Systems Corporation ("RSC") and Concorde Microsytems, Inc. ("CMI"), the successor in interest of RKN, INC.

WHEREAS, RSC AND RKN had entered into a Purchase Agreement in 1993 for the development and purchase of VLSI chips (the "chip" or "chips"); and

WHEREAS, RSC and CMI desire to restate said Purchase Agreement;

WHEREAS, RSC paid CMI $225,000 in 1993 to develop the chip, which included the right to purchase, without additional consideration to CMI, up to 200,000 chips.

NOW THEREFORE, the parties hereto agree as follows:

1. All previous agreements, oral or written, entered into by and between RSC, RKN, CMI and/or Ronald Nutt regarding the design, development, manufacture and purchase of the chips used in the RSC RF250 receiver are hereby rescinded.

2. The $225,000 paid by RSC to CMI in 1993 for development of the chip and rights to 200,000 chips without additional consideration has not been altered.

3. RSC shall pay CMI a royalty of one dollar ($1.00) per chip for every unit sold containing the chip after the initial 200,000 chips, not to exceed an additional 125,000 chips.

4. RSC shall reimburse CMI $62,000 for the masking and die development costs.

5. The sum of paragraphs 3 and 4 is $187,000. CMI hereby acknowledges payment in full of said sum by RSC.

6. CMI for itself and on behalf of RKN, INC., and by the signature of its President to this Agreement, hereby transfers, assigns and otherwise grants to RSC all Rights, title and interest in and to the chip, its design and the dies used to manufacture the chip.

THIS AGREEMENT has been signed by the parties hereto on the date first stated above.

RADIO SYSTEMS CORPORATION

By: /s/  Randy Boyd
    -----------------------
    Randy Boyd, President

CONCORDE MICROSYSTEMS, INC.

By: /s/  Ronald Nutt
    -----------------------
    Ronald Nutt, President